1290 FUNDS®

1290 Retirement 2060 Fund

SUPPLEMENT DATED OCTOBER 27, 2023 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of 1290 Funds (“Trust”) dated March 1, 2023, as supplemented, regarding the 1290 Retirement 2060 Fund (“Fund”). You should read this Supplement in conjunction with the Fund’s SAI and retain it for future reference. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Updated Information Regarding Changes to the 1290 Retirement 2060 Fund

Information regarding proposed changes to the Fund was previously provided in a Supplement dated July 19, 2023. The purpose of this Supplement is to provide you with updated information regarding the changes to the Fund, effective on or about November 29, 2023.

At a special meeting of shareholders of the Fund held on October 23, 2023, shareholders approved the following: (1) a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC (“EIM” or the “Adviser”) and American Century Investment Management, Inc. (“American Century”) with respect to the Fund; and (2) a change in the Fund’s classification from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended.1 The new Investment Sub-Advisory Agreement, the appointment of American Century as the investment sub-adviser to the Fund, the change in the Fund’s classification, and the following additional changes with respect to the Fund, all as previously described in the Supplement dated July 19, 2023, will become effective on or about November 29, 2023: (1) a change in the Fund’s name to “1290 Avantis® U.S. Large Cap Growth Fund”; (2) changes to the Fund’s investment objective and principal investment strategy, including the adoption of a new non-fundamental 80% policy; and (3) a change in the Fund’s benchmark.

Under these changes, the Fund will change from a fund-of-funds advised by EIM that invests in Underlying ETFs that, in turn, invest in domestic and international equity securities and fixed income investments, to a sub-advised fund that invests directly in U.S. equity securities. American Century, as the Fund’s investment sub-adviser and acting through its division Avantis Investors®, will invest primarily in common stocks issued by large capitalization U.S. growth companies across a range of market sectors and industry groups.

It is also anticipated that Class A shares of the Fund will commence operations effective on or about November 29, 2023.

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The following changes to the SAI are effective on or about November 29, 2023:

The name of the Fund is changed to “1290 Avantis® U.S. Large Cap Growth Fund” and all references to 1290 Retirement 2060 Fund are deleted and replaced with “1290 Avantis® U.S. Large Cap Growth Fund”.

The Fund operates as a sub-advised fund that invests directly in U.S. equity securities; the Fund no longer operates as a fund-of-funds advised by EIM that invests in Underlying ETFs that, in turn, invest in domestic and international equity securities and fixed income investments. The Fund is no longer included in the collective term “1290 Retirement Funds” for purposes of the SAI disclosure.

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At that same special meeting, shareholders of the Fund also approved a “manager-of-managers” policy for the Fund (as previously described in the Supplement dated July 19, 2023, and as described in a Supplement to the Summary Prospectus and Prospectus dated October 24, 2023).

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The Fund offers Class I shares and Class A shares for sale.

The first sentence of the last paragraph in the section of the SAI entitled “Description of the 1290 Funds” is hereby deleted in its entirety and replaced with the following information:

Each Fund (except the 1290 Avantis® U.S. Large Cap Growth Fund) is classified as a “diversified” fund under the 1940 Act.

The section of the SAI entitled “1290 Funds Investment Policies — Non-Fundamental Restrictions” is hereby amended to include the following information:

The 1290 Avantis® U.S. Large Cap Growth Fund has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Prospectus. The policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the Fund to the extent required by SEC rules.

The last sentence of the third paragraph in the section of the SAI entitled “Investment Management and Other Services — The Adviser” is hereby deleted in its entirety and replaced with the following information:

The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the 1290 Funds, in connection with the 1290 Funds’ preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the 1290 Funds, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the 1290 Funds or regulatory authorities; and all tax returns.

The section of the SAI entitled “Investment Management and Other Services — The Adviser” is hereby amended to include the following information:

The Advisory Agreement also permits, subject always to the direction and control of the Trustees of the 1290 Funds, the Adviser to delegate any of its duties with respect to one or more Funds to a Sub-Adviser. Under the Advisory Agreement, the Adviser has, with respect to each sub-advised Fund or portion thereof, (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional Sub-Advisers for the Fund; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; and (iv) full discretion to terminate and replace any Sub-Adviser. In connection with the Adviser’s responsibilities under the Advisory Agreement, the Adviser will oversee the performance of delegated functions by each Sub-Adviser, assess each Fund’s investment focus and furnish the Trustees of the 1290 Funds with periodic reports concerning the performance of delegated responsibilities by the Sub-Adviser. The Adviser will also allocate and reallocate the assets of a Fund, or a portion thereof, to be managed by one or more Sub-Advisers for such Fund and coordinate the activities of all Sub-Advisers. In addition, the Adviser will monitor each Sub- Adviser’s implementation of the investment program established by the Adviser with respect to any Fund (or portions of any Fund) under the management of such Sub-Adviser. The Adviser will also cause the appropriate Sub-Adviser, (i) to furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request, (ii) to furnish to the Board such periodic and special reports as the Board may reasonably request, and (iii) to apprise the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the 1290 Funds, from time to time, with such information as may be appropriate for this purpose. In addition, the Adviser will take reasonable steps to ensure that the appropriate Sub-Adviser furnishes to third-party data reporting services all currently available standardized performance information and other customary data. The Adviser will also be responsible for compensating the Sub-Adviser in the manner specified by the Sub-Advisory Agreement.

The section of the SAI entitled “Investment Management and Other Services” is hereby amended to include the following additional sub-section:

The Sub-Advisers

The Adviser has entered into a Sub-Advisory Agreement with American Century Investment Management, Inc. (“American Century” or “Sub-Adviser”) on behalf of the 1290 Avantis® U.S. Large Cap Growth Fund. The Sub-Advisory Agreement obligates American Century to: (i) make investment decisions on behalf of the Fund (or portions thereof); (ii) place orders for the purchase and sale of investments for the Fund (or portions thereof) with brokers or dealers selected by the Adviser and/or American Century; and (iii) perform certain related administrative functions in connection therewith.

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The Adviser pays fees to American Century from the advisory fees that it earns from the 1290 Avantis® U.S. Large Cap Growth Fund. No sub-advisory fees were paid to American Century prior to November 29, 2023.

The Adviser recommends Sub-Advisers for the Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

The following table discloses, with respect to the 1290 Avantis® U.S. Large Cap Growth Fund’s Sub-Adviser, information about persons who control the Sub-Adviser.

Fund	Name and Control Persons of the Sub-Adviser

1290 Avantis® U.S. Large Cap Growth Fund	American Century is a wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund to the extent applicable is attached in Appendix B.

The Adviser reserves the right, subject to approval of the 1290 Funds’ Board, to appoint more than one Sub-Adviser to manage the assets of a Fund. When a Fund has more than one Sub-Adviser, the assets of the Fund are allocated by the Adviser among the Sub-Advisers selected for the Fund. Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with a Fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Adviser.

Generally, no Sub-Adviser provides any services to any Fund except sub-advisory and related administrative and recordkeeping services as directed by the Adviser. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

The section of the SAI entitled “Investment Management and Other Services — Personal Trading Policies” is hereby amended to include the following information:

The Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such code of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Fund for which the Sub-Adviser serves as a sub-adviser.

The second sentence of the first paragraph in the section of the SAI entitled “Brokerage Allocation and Other Strategies — Brokerage Commissions” is hereby deleted in its entirety and replaced with the following information:

The Adviser and the Sub-Advisers of the Funds, as appropriate, seek to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances.

The section of the SAI entitled “Proxy Voting Policies and Procedures” is hereby amended to include the following information:

With respect to a Fund or an allocated portion of a Fund for which a Sub-Adviser provides portfolio management (i.e., the 1290 Avantis® U.S. Large Cap Growth Fund) (a “Sub-Advised Fund”), the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibilities with respect to a Sub-Advised Fund to the applicable Sub-Adviser. The primary focus of the 1290 Funds’ proxy voting procedures as they relate to a Sub-Advised Fund, therefore, is to seek to ensure that a Sub-Adviser has adequate proxy voting policies and procedures in place and to monitor a Sub-Adviser’s proxy voting.

Under certain circumstances, for example, when a Sub-Adviser notifies the Adviser that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Fund, due to a potential material conflict of interest of the Sub-Adviser or otherwise, the Adviser has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Fund instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Adviser’s Proxy Voting Committee will vote such proxies in the best interest of the Sub-Advised Fund and its shareholders.

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The first and second sentences of the third paragraph in the section of the SAI entitled “Proxy Voting Policies and Procedures” are hereby deleted in their entirety and replaced with the following information:

A description of the 1290 Funds’ proxy voting policies and procedures and the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the Funds’ portfolio securities are included in Appendix C to this SAI. A description of the policies and procedures the 1290 Funds and each Sub-Adviser uses to determine how to vote proxies relating to portfolio securities also is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The section of the SAI entitled “Conflicts of Interest” is hereby amended to include the following information:

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates, which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates (e.g., relationships between Sub-Advisers and the Adviser’s Affiliates regarding management of other assets), or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub-Advisers as well as sub-advisory or other fee negotiations.

The Adviser may allocate a Fund’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Fund’s assets among Sub-Advisers, including an affiliated Sub-Adviser, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s and/or its affiliates’ revenues and/or profits.

The aggregation of assets of multiple Funds or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Fund if the termination may cause the sub-advisory fee payable by the Adviser to increase on a Fund or other fund or account that aggregates its assets with the Fund. The aggregation of assets, or the potential to aggregate assets, also may influence the Adviser’s and/or its Affiliates’ sub-advisory or other fee negotiations.

The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment and continued service of a Sub-Adviser are subject to the approval of 1290 Funds’ Board of Trustees. Moreover, the Adviser may not enter into a sub-advisory agreement with an Affiliate, such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliate, including compensation, is also approved by the affected Fund’s shareholders (in the case of a new Fund, the initial sole shareholder of the Fund, typically the Adviser or an Affiliate, may provide this approval).

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Fund that it sub-advises and the Fund’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in

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fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Fund that it sub-advises and affect the Fund’s performance. A Sub-Adviser and/or its affiliates also may derive ancillary benefits from providing investment sub-advisory services to a Fund, and providing such services to a Fund may enhance the Sub-Adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable the Sub-Adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of Sub-Adviser conflicts of interest.

The section of the SAI entitled “Appendix B — Portfolio Manager Information” is hereby amended to include the following information:

American Century Investment Management, Inc. (“American Century” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets of the accounts managed within each category as of September 30, 2023						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)

1290 Avantis® U.S. Large Cap Growth Fund
Eduardo Repetto	33	$28.114	1	$0.198	9	$0.041	N/A	N/A	N/A	N/A	N/A	N/A
Mitchell Firestein	28	$27.155	1	$0.198	9	$0.041	N/A	N/A	N/A	N/A	N/A	N/A
Daniel Ong	33	$28.114	1	$0.198	9	$0.041	N/A	N/A	N/A	N/A	N/A	N/A
Ted Randall	28	$27.155	1	$0.198	9	$0.041	N/A	N/A	N/A	N/A	N/A	N/A
Matthew Dubin	12	$0.741	1	$0.198	0	$0	N/A	N/A	N/A	N/A	N/A	N/A

As of September 30, 2023, the dollar range of shares of the 1290 Avantis® U.S. Large Cap Growth Fund beneficially owned by the above-named portfolio managers was none.

Description of any Material Conflicts

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors Funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

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For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation Information

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of September 30, 2023, it includes the components described below.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of the portfolio managers’ compensation takes the form of an annual bonus. As Chief Investment Officer of Avantis, Mr. Repetto’s annual bonus is tied to average assets under management in the Avantis Investors’ funds. The bonuses of all other portfolio managers are discretionary, allocated by Mr. Repetto based on individual performance. Factors impacting the discretionary bonus may include a portfolio manager’s understanding and improvement of the funds’ investment models, efficient execution of investment decisions, and client interaction.

The section of the SAI entitled “Appendix C — Proxy Voting Policies and Procedures” is hereby amended to include the following information:

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Proxy Voting Policies
Applicable Entities / Rules
Applicable Entities: American Century Investment Management, Inc.
Statutory/Regulatory: Investment Company Act §30(b), Rule 30b1-4; Investment Advisers Act §206, 206(4)-6
Effective Date(s): September/October 2004, Last Revised November/December 2019
Policy or Summary: Policy
Related Summary: Proxy Voting Policies and Procedures
Related Documents:
American Century Investment Management, Inc. (the “Adviser”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Adviser will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Adviser in writing.
I. General Principles
In providing the service of voting client proxies, the Adviser is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Adviser will vote all proxies with respect to investments held in the client accounts it manages. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Adviser will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Adviser may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Adviser include, but are not limited to, proxy contests and proposed mergers. In short, the Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
II. Specific Proxy Matters
A. Routine Matters
1. Election of Directors
a) Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not

Proxy Voting Policies
qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Adviser may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
b) Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
c) Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.
d) Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. The Adviser believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
e) Majority Vote Standard for Director Elections. The Adviser will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Adviser may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
f) Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.
2. Ratification of Selection of Auditors
The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Adviser will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid

Proxy Voting Policies
by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
B. Compensation Matters
1. Executive Compensation
a) Advisory Vote on Compensation. The Adviser believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Adviser will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Adviser concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
b) Frequency of Advisory Votes on Compensation. The Adviser generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
2. Equity Based Compensation Plans
The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Proxy Voting Policies
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Adviser’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Adviser will generally vote against the adoption of plans or plan amendments that:
Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
Establish restriction periods shorter than three years for restricted stock grants;
Do not reasonably associate awards to performance of the company; or
Are excessively dilutive to the company.
C. Anti-Takeover Proposals
In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
1. Cumulative Voting
The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.
2. Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more

Proxy Voting Policies
than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Adviser does not necessarily vote against the re-election of directors serving on staggered boards.
3. “Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
4. Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
5. Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-

Proxy Voting Policies
targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
6. Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.
7. “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
8. “Fair Price” Amendments
This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals.

Proxy Voting Policies
In general, the Adviser will vote against fair price proposals unless the Adviser concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
9. Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Adviser will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
10. Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.
The Adviser will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Adviser will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
11. Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the

Proxy Voting Policies
plan presented.
12. Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Adviser will examine reincorporation proposals on a case-by-case basis. Generally, if the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Adviser will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will generally vote affirmatively.
13. Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Adviser will generally vote in favor of any proposal to adopt confidential voting.
14. Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the

Proxy Voting Policies
Adviser will generally vote in favor of opting out of restrictive state takeover laws.
D. Transaction Related Proposals
The Adviser will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Adviser may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
E. Other Matters
1. Proposals Involving Environmental, Social, and Governance (“ESG”) Matters
The Adviser believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Adviser’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and, therefore, the Adviser will generally rely on management’s assessment of the economic effect if the Adviser believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Adviser will generally vote

Proxy Voting Policies
against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
2. Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
3. Indemnification
The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
4. Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
5. Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
6. Directors’ Stock Options Plans
The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis

Proxy Voting Policies
of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
7. Director Share Ownership
The Adviser will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the board of directors, in the belief that such ownership should be at the discretion of Board members.
8. Non-U.S. Proxies
The Adviser will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Adviser generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
III. Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Adviser will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Adviser’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Adviser, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Adviser if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and

Proxy Voting Policies
determining whether appropriate corrective and preventative action is being taken. In the event the Adviser discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Adviser takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.
IV. Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Adviser will “echo vote” such shares, if possible. Echo voting means the Adviser will vote the shares in the same proportion as the vote of all the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case where the other American Century funds are the only shareholders), the shares of the underlying fund will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General

Proxy Voting Policies
Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.